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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-62118, 33-39185, 33-36975, 33-44301,
333-42495, 333-13707, 333-16313, 333-42809, 333-47175, 333-47177, 444-61315,
333-79249, 333-87987 and 333-45078) and in the Registration Statement on Form S-3 (No. 333-36357) of Borland Software Corporation of our report dated January 23, 2002 relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 28, 2002